Exhibit 10.47

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN
THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
RULE 24B-2 OF THE SECURITIES EXCHANGE
ACT OF 1934, AS AMENDED

Amendment # 6 dated May 3, 2008 to Letter Agreement dated February 26, 2004 by and between GM and AAM Inc.

1.	Amendment # 3 and Amendment #5 are hereby amended as follows: Estimated annual volume for the […***…] Program shall be […***…] adjusted from a previous volume of […***…].

2.	Amendment #5 is hereby amended as follows: Estimated annual volume for the […***…] shall be […***…] adjusted from a previous volume of […***…].

3.	Amendment #5 is hereby amended as follows: Estimated annual volume for the […***…] shall be […***…] adjusted from a previous volume of […***…].

4.	Amendment #5 is hereby amended as follows: Estimated annual volume for the […***…] shall be […***…] adjusted from a previous volume of […***…].

5.	Amendment # 5 is hereby amended as follows:

a.	AAM and GM agree to […***…] as set forth in accordance with the February 26, 2004 Letter Agreement with the following product programs:

[Missing Graphic Reference]

b.	[…***…] the programs detailed in sub-paragraph “a,” above, which are […***…] from other products supplied by AAM, shall be […***…] in the specifications for such products.

c.	[…***…] the programs detailed in sub-paragraph “a,” above, which […***…] other products supplied by AAM, shall be […***…] to AAM, […***…] in the specifications for such products as set forth below:

i)	[…***…] - based on […***…] in the specifications for such products.

ii)	[…***…] Products for the […***…] – based on […***…] per Amendments #1 & #2.

iii)	[…***…] – based on the […***…] for […***…] products.

iv)	[…***…] – […***…] of these products to the […***…] based upon an agreed upon design direction.

v)	[…***…] – […***…] of these products to the […***…] based upon an agreed upon design direction.

vi)	[…***…] – […***…] in the specifications for such products

d.	The […***…] is deleted.

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*** Confidential Treatment Requested

6.	[…***…] and […***…] programs […***…] to AAM under Amendment #5 is amended as follows:
a)	[…***…] and […***…] program: […***…] is […***…] from January 2008 to October 2008.

b)	[…***…] and […***…] program: […***…] is […***…] from January 2008 to July 2009.

7.
In the event that GM […***…] or other platform(s) that […***…] and / or […***…] products […***…] by AAM, then […***…] products to AAM […***…] under the terms and conditions of the February 26, 2004 Agreement between GM and AAM.

8.	[…***…] which provides additional consideration […***…].

9.
With respect to the […***…], now designated as […***…] in this amendment, […***…] or be consolidated with other […***…] or […***…] platforms […***…], then AAM will be […***…] such […***…] under the terms and conditions of this Agreement.

10.	[…***…]: All of these products being […***…] pursuant to this agreement shall be included in […***…].

11.
Program Cancellation: Not withstanding the terms of any other agreement […***…], in the event that any of the programs […***…] under the original 2-26-04 Agreement and subsequent Amendments (#1 through #6 and beyond) […***…] based on the same terms and conditions as the parties have previously agreed.  The date of […***…] shall be deleted from paragraph […***…] of the […***…] Agreement.

12.	Amendment #’s referenced herein refer to Amendments to the Letter Agreement dated February 26, 2004, between General Motors Corporation and American Axle & Manufacturing Inc.

13.	Amendment #3 and Amendment #5 are each hereby acknowledged, ratified, and confirmed in their entireties to be in full force and effect, except as modified by this Amendment #6.

14.	With this Agreement, AAM acknowledges that the […***…] and the […***…].

15.
[…***…] components for the products […***…] pursuant to this agreement or under the original 2-26-04 Agreement or subsequent Amendments (#1 through #6) will be subject to […***…]. The attached document (attachment 2) specifies the […***…] components for each program. For each mutually agreed […***…], GM will issue a […***…] to AAM pursuant to the […***…] in place between GM and AAM.  This alteration to the existing […***…] will be initiated with the launch of […***…] under the 2-26-04 Agreement or subsequent Amendments (#1 through #6). (Current programs will not be affected by this alteration).

16.
GM and AAM understand that the program […***…] under this Agreement (amendments 1 – 6) […***…]. Notwithstanding paragraph 11 above, AAM agrees that […***…].  AAM and GM agree […***…] for such […***…] with respect to the remedies outlined in paragraph 11 above.

/s/ Steven J. Proctor	/s/ Randall Pappal
American Axle & Manufacturing, Inc.	General Motors Corporation
Steven J. Proctor	Randall Pappal
Vice President	Executive Director
Sales & Marketing	Global Purchasing and Supply Chain

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*** Confidential Treatment Requested